UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 12, 2022

PARKER-HANNIFIN CORPORATION

(Exact Name of Registrant as Specified in Charter)

Ohio	1-4982	34-0451060
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6035 Parkland Boulevard, Cleveland, Ohio	44124-4141
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 896-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Shares, $.50 par value	PH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously disclosed in a Current Report on Form-8-K filed by Parker-Hannifin Corporation (the “Company”) with the Securities and Exchange Commission, filed on August 3, 2021 (the “Prior Form 8-K”), the Company issued an announcement (the “Rule 2.7 Announcement”) pursuant to Rule 2.7 of the United Kingdom City Code on Takeovers and Mergers (the “Code”), disclosing the terms of an offer to purchase Meggitt plc (“Meggitt”).

On September 12, 2022, the Company completed the acquisition (the “Acquisition”) of all of the outstanding ordinary shares of Meggitt for 800 pence per share and upon such further terms as described in the Rule 2.7 Announcement, resulting in an aggregate purchase price of approximately £6.3 billion. The Acquisition was implemented by way of a court-sanctioned scheme of arrangement under Part 26 of the UK Companies Act 2006 and under the Code.

Copies of the Rule 2.7 Announcement and the Cooperation Agreement entered into in connection with the Acquisition (the “Cooperation Agreement”) were filed as Exhibit 2.1 and Exhibit 10.1, respectively, to the Prior Form 8-K and each are incorporated herein by reference. The foregoing summary of the Rule 2.7 Announcement is subject to, and qualified in its entirety by, the text of the Rule 2.7 Announcement and Cooperation Agreement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Obligation of a Registrant.

As previously disclosed, on August 27, 2021, Parker entered into a Credit Agreement (the “Credit Agreement”) among Parker, the lenders party thereto and KeyBank National Association, as administrative agent. The Credit Agreement provides for a senior unsecured delayed-draw term loan facility in an aggregate principal amount of $2.0 billion (the “Term Loan Facility”). In connection with the consummation of the Acquisition, on September 12, 2022, Parker borrowed $2.0 billion in the aggregate under the Term Loan Facility to pay a portion of the purchase price and other fees and expenses related thereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibits

2.1	Rule 2.7 Announcement, dated August 2, 2021 (incorporated by reference to Exhibit 2.1 of Parker’s Current Report on Form 8-K filed with the SEC on August 3, 2021).

10.1	Cooperation Agreement, dated August 2, 2021, by and between Parker-Hannifin Corporation and Meggitt plc (incorporated by reference to Exhibit 10.1 of Parker’s Current Report on Form 8-K filed with the SEC on August 3, 2021).

10.2	Term Loan Agreement, dated August 27, 2021, by and among Parker-Hannifin Corporation, KeyBank National Association, as administrative agent, and the lenders party thereto (incorporated by reference to Exhibit 10.1 of Parker’s Current Report on Form 8-K filed with the SEC on August 27, 2021).

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PARKER-HANNIFIN CORPORATION

Date: September 14, 2022	By:	/s/ Joseph R. Leonti
Joseph R. Leonti
Vice President, General Counsel and Secretary